Exhibit  23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


To  LifeCell  Corporation:

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 2000 included in LifeCell Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.

                                                           ARTHUR  ANDERSEN  LLP

Philadelphia,  PA
September 1, 2000


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